Exhibit 10.28

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Amendment") is entered into effective as of the 17th day of June 2022, by and between WHITE HAVEN RE, LLC, a Pennsylvania limited liability company ("Seller"), and IIP-PA 9 LLC, a Delaware limited liability company ("Buyer").

RECITALS

A.           WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of April 19, 2022, as amended by the First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of May 24, 2022 (as so amended, the "Existing PSA"), where Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, Seller's right, title and interest in certain real property located at 411 Susquehanna Street, White Haven, Pennsylvania 18661, as more particularly described therein; and

B.           WHEREAS, various of Buyer’s third party reports for the Property were all timely ordered following the Effective Date, but due to unforeseen delays have not yet been received by the Parties; and

C.           WHEREAS, the Parties have agreed to extend the Investigation Period to provide additional time for the third party reports to be completed and delivered to Buyer; and

D.           WHEREAS, in accordance with Section 15.4 of the Existing PSA, Seller and Buyer desire to modify and amend the Existing PSA only in respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Seller and Buyer, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.             Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing PSA unless otherwise defined herein. The Existing PSA, as amended by this Amendment, is referred to collectively herein as the "Agreement." From and after the date hereof, the term "Agreement," as used in the Existing PSA, shall mean the Existing PSA, as amended by this Amendment.

2.             Investigation Period. The first sentence of Section 4.1 of the Existing PSA is hereby amended and restated in its entirety to read as follows:

"During the time period commencing upon the Effective Date of this Agreement and terminating at 11:00 p.m. Eastern Time on September 30, 2022 (the "Investigation Period"), subject to the terms and conditions of this Agreement, Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer's purchase thereof including, without limitation, the matters described in this Section 4.1."

3.            Effect of Amendment. Except as modified by this Amendment, the Existing PSA and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing PSA, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

4.            Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Seller and Buyer. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.

5.            Authority. Each of Seller and Buyer guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies or other organizations on whose behalf such individual or individuals have signed.

6.            Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile, electronic or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date and year first above written.

SELLER:

WHITE HAVEN RE, LLC, a Pennsylvania limited liability company

By: Baker Technologies, Inc., a Delaware corporation, its sole member

	By:	/s/ Gary F. Santo, Jr.
	Name:	Gary F. Santo, Jr.
	Title:	President

BUYER:

IIP-PA 9 LLC,
a Delaware limited liability company

By:	Brian Wolfe
Name:	Brian Wolfe
Title:	Vice President, General Counsel and Secretary